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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 9, 1998



                          U.S. OFFICE PRODUCTS COMPANY
               (Exact name of registrant as specified in charter)



       Delaware                           0-25372                52-1906050
(State of other jurisdiction of    (Commission File Number)   (IRS Employer
     incorporation)                                          Identification No.)


   1025 Thomas Jefferson Street, N.W., Suite 600 East, Washington, D.C. 20007
          (Address of principal executive offices, including Zip Code)


                                 (202) 339-6700
              (Registrant's telephone number, including area code)





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                          U.S. OFFICE PRODUCTS COMPANY

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               See Item 5 below.

ITEM 5.   OTHER EVENTS

               U.S. Office Products Company (the "Company") has completed its previously announced comprehensive restructuring plan (the "Strategic Restructuring Plan").

                  The Strategic Restructuring Plan consisted of the following principal elements:

                  - Equity Tender Offer. Pursuant to a self-tender offer (the
                    "Equity Tender Offer"), the Company offered to purchase 37,037,037 shares of its common stock, par value $0.001 per share, outstanding prior to the reverse stock split described below (the "Pre-Split Common Stock"), including shares issuable upon exercise of options (vested and unvested) to purchase Pre-Split Common Stock, at $27.00 per share (or, in the case of shares underlying stock options, $27.00 minus the exercise price per share of options). The purchase of Pre-Split Common Stock under the Equity Tender Offer was completed on June 10, 1998. The total cash consideration paid for shares of Pre-Split Common Stock in the Equity Tender Offer was approximately $934.6 million.

                  - Spin-Off Distributions. Effective at 11:59 p.m. EDT on June
                    9, 1998, the Company distributed (the "Distributions") to its stockholders all the shares of four separate companies (collectively, the "Spin-Off Companies") that will conduct the Company's former technology solutions (Aztec Technology Partners, Inc. ("Aztec")), print management (Workflow Management, Inc. ("Workflow")), educational supplies (School Specialty, Inc. ("School Specialty")) and corporate travel services (Navigant International, Inc. ("Navigant")) businesses. Stockholders of record of the Company at 5:00 p.m. on June 9, 1998 received one share of Aztec common stock for each five shares of Pre-Split Common Stock, one share of Workflow common stock for each 7.5 shares of Pre-Split Common Stock, one share of School Specialty common stock for each nine shares of Pre-Split Common Stock, and one share of Navigant common stock for each 10 shares of Pre-Split Common Stock. In addition, School Specialty, and Navigant each issued additional shares of their common stock in public offerings.


                                        2

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                  - Equity Investment. On June 10, 1998, CDR-PC Acquisition,
                    L.L.C. ("Investor"), an affiliate of an investment fund managed by Clayton, Dubilier & Rice, Inc., a private investment firm, acquired the following equity securities of the Company: (i) approximately 9,092,106 shares of the Company's post-reverse-stock-split Common Stock, $0.001 par value per share ("New Common Stock"), (ii) special warrants (the "Special Warrants") entitling Investor to purchase additional New Common Stock in certain circumstances intended to permit Investor to maintain its 24.9% equity ownership position and (iii) warrants (the "Warrants") entitling Investor to purchase additional shares of New Common Stock equal to the number of shares it purchased on June 10, 1998, plus the number of shares it acquires or is entitled to acquire pursuant to the Special Warrants. The number of shares that Investor can acquire pursuant to the Special Warrants has not yet been determined and will depend, in part, on the final adjustments to the conversion formula for the Company's 5 1/2% Convertible Subordinated Notes Due 2001. For additional information on the terms of the investment by Investor, including the terms of the Special Warrants and Warrants, see the Company's Proxy Statement dated May 1, 1998.

                  In addition to the foregoing transactions, the Company effected a reverse stock split. Pursuant to the reverse stock split, effective at 5:00 p.m. on June 9, 1998 (after the record date for the Distributions), each four outstanding shares of Pre-Split Common Stock were converted into one share of New Common Stock. At June 10, 1998, after giving effect to the elements of the Strategic Restructuring Plan and the reverse stock split, the Company had approximately 36,514,484 shares of New Common Stock outstanding.

                  In conjunction with the Strategic Restructuring Plan, the Company completed the following financing transactions (the "Financing Transactions"):

                  - 2001 Note Exchange Offer. The Company offered to exchange its 5 1/2% Convertible Subordinated Notes due 2001 (the "2001 Notes") for Pre-Split Common Stock (the "2001 Note Exchange Offer"). The 2001 Note Exchange Offer was completed on May 29, 1998. Pursuant to the 2001 Note Exchange Offer, $131,989,000 in principal amount of 2001 Notes were exchanged for 8,100,741 shares of Pre-Split Common Stock. After the 2001 Note Exchange Offer, $12,761,000 million in principal amount of 2001 Notes remain outstanding. The Company undertook the 2001 Note Exchange Offer in order to:
                    (a) reduce the amount of cash the Company otherwise could be required to pay to retire the 2001 Notes at their final maturity, and (b) minimize the future dilutive effect on the Company's stockholder of the issuance of New Common Stock upon conversion of the 2001 Notes if they were converted after the completion of the Strategic Restructuring Plan.

                                        3

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                  - Senior Subordinated Note Offering. The Company issued $400.0 million aggregate principal amount of 9 3/4% Senior Subordinated Notes due 2008 (the "Senior Subordinated
                    Notes") in a private placement. The Senior Subordinated
                    Notes were issued pursuant to an indenture dated June 10, 1998 between the Company and State Street Bank and Trust Company, as trustee.

                  - New Credit Facility. The Company entered into a $1.225
                    billion senior secured bank credit facility (the "Credit Facility") that consists of the following: (i) a $200.0 million seven-year multi-draw term loan facility; (ii) a $250.0 million seven-year revolving credit facility; (iii) a $100.0 million seven-year term loan facility; and (iv) a $675.0 million eight-year term loan facility.

                  - 2003 Note Tender Offer. Pursuant to a tender offer (the
                    "2003 Note Tender"), the Company purchased $222,215,000 in principal amount of its outstanding 5 1/2% Convertible Subordinated Notes due 2003 (the "2003 Notes") for an aggregate purchase price of $209,993,175 (representing 94.50% of the principal amount thereof, plus accrued interest). Payment for the 2003 Notes purchased by the Company was made on June 10, 1998. After the 2003 Note Tender, approximately $6,785,000 in principal amount of 2003 Notes remain outstanding. The Company undertook the 2003 Note Tender in order to: (a) reduce the amount of cash the Company otherwise would be required to pay to retire the 2003 Notes in 2003 (prior to the date of maturity of the Credit Facility and the Senior Subordinated Notes), and (b) minimize the future dilutive effect on the Company's stockholder of the issuance of New Common Stock upon conversion of the 2003 Notes if they were converted after the completion of the Strategic Restructuring Plan.

                  The Company used the proceeds of the Equity Investment and the Senior Subordinated Note Offering, together with borrowings under the Credit Facility, to refinance the Company's existing credit facility, to pay the purchase price of the Equity Tender Offer and the 2003 Note Tender, and to pay fees and expenses incurred in connection with the Strategic Restructuring Plan and the Financing Transactions.

                                        4

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Not applicable

                  (b) Pro forma financial information reflecting the Distributions is not included in this Form 8-K. Restated financial statements that reflect the Spin-Off Companies as discontinued operations were previously filed with a Form 8-K on March 12, 1998. The financial statements to be filed with the Company's Annual Report on Form 10-K for the fiscal year ended April 25, 1998 will also reflect the Spin-Off Companies as discontinued operations for such period.

                  (c)  Exhibits


Exhibit         Description

2.1 Agreement and Plan of Distribution dated as of June 9, 1998 between U.S. Office Products
                Company, Workflow Management, Inc., School
                Specialty, Inc., Aztec Technology Partners,
                Inc., and Navigant International, Inc.

99.1 Placement Agreement dated as of June 5, 1998 between U.S. Office Products Company and
                Morgan Stanley & Co., Incorporated, Merrill
                Lynch, Pierce, Fenner & Smith, Incorporated,
                BT Alex. Brown Incorporated and Chase
                Securities Inc.

99.2            Indenture dated as of June 10, 1998 between U.S. Office Products
                Company and State Street Bank and Trust Company.

99.3            Registration Rights Agreement dated as of
                June 5, 1998 between U.S. Office Products
                Company and Morgan Stanley & Co.,
                Incorporated, Merrill Lynch, Pierce, Fenner
                & Smith, Incorporated, BT Alex. Brown
                Incorporated and Chase Securities Inc.

99.4 Credit Agreement dated as of June 9, 1998 between U.S. Office Products Company and The
                Chase Manhattan Bank, as Administrative
                Agent, Bankers Trust Company, as Syndication
                Agent, Merrill Lynch Capital Corporation, as
                Documentation Agent, Chase Securities Inc.,
                BT Alex. Brown Incorporated, and Merrill
                Lynch, Pierce, Fenner & Smith Incorporated, as co-arrangers and the other lenders named therein.


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

99.5 Letter Agreement dated as of June 10, 1998 between U.S. Office Products Company and
                CDR-PC Acquisition, L.L.C.


99.6            Common Stock Purchase Warrant dated June 10, 1998

99.7            Common Stock Purchase Special Warrant dated June 10, 1998

99.8            Registration Rights Agreement dated as of
                June 10, 1998 among U.S. Office Products
                Company and CDR-PC Acquisition, L.L.C.

99.9            Consulting Agreement dated as of June 10,
                1998 by and between U.S. Office Products
                Company and Clayton, Dubilier & Rice, Inc.

99.10           Indemnification Agreement dated as of June
                10, 1998 by and among U.S. Office Products
                Company, CDR-PC Acquisition, L.L.C.,
                Clayton, Dubilier & Rice Fund V Limited
                Partnership, and Clayton, Dubilier & Rice,
                Inc.

99.11           Tax Allocation Agreement dated as of June 9, 1998 among U.S.
                Office Products Company, Workflow Management, Inc., School
                Specialty, Inc., Aztec Technology Partners, Inc., and Navigant
                International, Inc.

99.12           Employee Benefits Services and Liabilities Agreement dated as of
                June 9, 1998 between U.S. Office Products Company, Workflow
                Management, Inc., School Specialty, Inc., Aztec Technology
                Partners, Inc., and Navigant International, Inc.

99.13           Amended Services Agreement dated as of June 8, 1998 between U.S.
                Office Products Company and Jonathan J. Ledecky



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        U.S. OFFICE PRODUCTS COMPANY
                                                 (Registrant)



                                        By: /s/ Mark D. Director
                                           ------------------------------------
                                            Mark D. Director
                                            Executive Vice President--
                                               Administration,
                                            General Counsel and Secretary


DATED: June 24, 1998


                                        7

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                                INDEX TO EXHIBITS


EXHIBIT
  NO.                                                       EXHIBIT


2.1 Agreement and Plan of Distribution dated as of June 9, 1998 between U.S. Office Products Company, Workflow Management,
                Inc., School Specialty, Inc., Aztec Technology Partners, Inc., and
                Navigant International, Inc.

99.1 Placement Agreement dated as of June 5, 1998 between U.S. Office Products Company and
                Morgan Stanley & Co., Incorporated, Merrill
                Lynch, Pierce, Fenner & Smith, Incorporated,
                BT Alex. Brown Incorporated and Chase
                Securities Inc.

99.2            Indenture dated as of June 10, 1998 between U.S. Office Products
                Company and State Street Bank and Trust Company.

99.3            Registration Rights Agreement dated as of
                June 5, 1998 between U.S. Office Products
                Company and Morgan Stanley & Co.,
                Incorporated, Merrill Lynch, Pierce, Fenner
                & Smith, Incorporated, BT Alex. Brown
                Incorporated and Chase Securities Inc.

99.4 Credit Agreement dated as of June 9, 1998 between U.S. Office Products Company and The
                Chase Manhattan Bank, as Administrative
                Agent, Bankers Trust Company, as Syndication
                Agent, Merrill Lynch Capital Corporation, as
                Documentation Agent, Chase Securities Inc.,
                BT Alex. Brown Incorporated, and Merrill
                Lynch, Pierce, Fenner & Smith Incorporated, as co- arrangers and the other lenders named therein.

99.5 Letter Agreement dated as of June 10, 1998 between U.S. Office Products Company and
                CDR-PC Acquisition, L.L.C.

99.6            Common Stock Purchase Warrant dated June 10, 1998

99.7            Common Stock Purchase Special Warrant dated June 10, 1998



                                   8

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

99.8            Registration Rights Agreement dated as of
                June 10, 1998 among U.S. Office Products
                Company and CDR-PC Acquisition, L.L.C.

99.9            Consulting Agreement dated as of June 10,
                1998 by and between U.S. Office Products
                Company and Clayton, Dubilier & Rice, Inc.

99.10 Indemnification Agreement dated as of June 10, 1998 by and among U.S. Office Products Company, CDR-PC Acquisition,
                L.L.C., Clayton, Dubilier & Rice Fund V Limited Partnership, and
                Clayton, Dubilier & Rice, Inc.


99.11           Tax Allocation Agreement dated as of June 9, 1998 among U.S.
                Office Products Company, Workflow Management, Inc., School
                Specialty, Inc., Aztec Technology Partners, Inc., and Navigant
                International, Inc.

99.12           Employee Benefits Services and Liabilities Agreement dated as of
                June 9, 1998 between U.S. Office Products Company, Workflow
                Management, Inc., School Specialty, Inc., Aztec Technology
                Partners, Inc., and Navigant International, Inc.

99.13           Amended Services Agreement dated as of June 8, 1998 between
                U.S. Office Products Company and Jonathan J. Ledecky



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